Summary of Significant Accounting Policies (Details) - Schedule of Accounts Receivable and Contract Assets ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Jun. 30, 2023 CNY (¥)	Jun. 30, 2022 CNY (¥)
Schedule of Accounts Receivable and Contract Assets [Abstract]
Accounts receivable	¥ 276,104		¥ 44,493
Contract assets (See Note 2(r))	1,050,124
Allowance for doubtful accounts	(3,196)	$ (3,175)	(6,892)	¥ (6,892)
Accounts receivable and contract assets, net	¥ 1,323,032		¥ 37,601